Intrepid Positioning Strictly Private and Confidential May 1, 2013 Citigroup Global Markets, Inc. | Global Energy Group Exhibit (c)(11)

Market Capitalization Influence on Price / Valuation
Source: Company filings and Factset. Market data as of 4/26/2013.
MLPs: 8
Total FV: $342.0
Median FV: $38.0
Median Price / DCF: 16.6x
MLPs: 13
Total FV: $123.4
Median FV: $9.5
Median Price / DCF: 16.3x
MLPs: 27
Total FV: $65.6
Median FV: $2.5
Median Price / DCF: 13.6x

MMP
BPL
NS
GEL
HEP
GLP
TLP
BKEP
BWP
SEP
NRGY
TCP
MWE
NGLS
RGP
PVR
DPM
CPNO
APL
XTEX
EROC
CMLP
MMLP
KMP
EPD
WPZ
ETP
PAA
OKS
EEP
(75%)
(50%)
(25%)
0%
25%
50%
75%
100%
125%
(80%) (60%) (40%) (20%) 0% 20% 40% 60% 80% 100%
Distribution Growth 4Q'07 - 4Q'12 (%)
Liquids T&S Natural Gas T&S Natural Gas G&P Large Cap Diversified
MMP
SXL
BPL
NS
GEL
HEP
MPLX
GLP
OILT
TLLP
TLP
BKEP
RRMS
EPB
BWP
SEP
NRGY
TCP
NRGM
PNG
NKA
EQM
MWE
NGLS
WES
RGP
ACMP
PVR
DPM
CPNO
APL
XTEX
EROC
CMLP
MMLP
SMLP
SXE
AMID
KMP
EPD
WPZ
ETP
PAA
OKS
EEP
2%
4%
6%
8%
10%
12%
0% 5% 10% 15% 20% 25% 30%
Projected Distribution Growth 4Q'12 - 4Q'13 (%)
Liquids T&S Natural Gas T&S Natural Gas G&P Large Cap Diversified
Price Performance Distiribution Growth Yield
Since 1/1/08 LTM 4Q'07 - 4Q'12 4Q'12 - 4Q'13 Current Avg.
MMP 144% 50% 52% 7% 3.8%
SXL 279 57 92 19 3.4
BPL 25 9 24 1 6.7
NS (5) (7) 11 0 8.7
GEL 103 53 70 13 4.1
HEP 80 30 30 7 4.8
MPLX NM NM NM 19 2.7
GLP 36 56 17 9 6.4
OILT NM 69 NM 10 3.1
TLLP NM 62 NM 22 3.3
TLP 66 39 23 5 5.4
BKEP (69) 26 (66) 22 5.2
RRMS NM 59 NM 13 4.2
EPB 70 24 116 7 5.8
BWP (3) 10 16 0 7.0
SEP 57 18 55 5 5.2
NRGY (31) 11 (52) 5 5.4
TCP 29 8 17 2 6.7
NRGM NM 21 NM 7 6.3
PNG NM 19 NM 1 6.3
NKA NM 24 NM 1 9.3
EQM NM NM NM 19 3.4
MWE 82 3 44 9 5.3
NGLS 58 11 75 10 6.0
WES NM 25 NM 16 3.7
RGP (23) 5 15 3 7.1
ACMP NM 45 NM 16 4.6
PVR 0 (3) 25 2 8.9
DPM 3 4 21 7 5.9
CPNO 12 15 13 5 5.6
APL (16) 2 (38) 19 6.6
XTEX (42) 1 (46) 13 7.4
EROC (45) 9 (44) 2 8.7
CMLP (4) (9) 70 2 8.5
MMLP 15 19 10 2 7.6
SMLP NM NM NM 26 6.1
SXE NM NM NM 10 7.5
AMID NM (11) NM 0 9.2
KMP 66 8 41 4 5.8
EPD 91 18 34 9 4.4
WPZ 36 (6) 44 9 6.4
ETP (9) 3 (21) 3 7.3
PAA 119 41 32 9 3.9
OKS 75 (3) 40 3 5.3
EEP 17 (4) 14 3 7.4
4.8%
5.8%
6.8%
6.2%
Historical Price Performance vs. Historical Distribution Growth (Q4’07 – Q4’12) (1)
Distribution Growth Influence on Price / Valuation
Valuation vs. Projected Distribution Growth (Q4’12 – Q4’13)
Source: FactSet.  Market data as of 4/26/2013.
Note: Liquids T&S includes MMP, SXL, BPL, NS, GEL, HEP, MPLX, GLP, OIL, TLLP, TLP, BKEP and RRMS; Natural Gas T&S includes EPB, BWP, SEP, NRGY, TCP, NRGM, PNG, NKA and EQM; Natural Gas G&P includes MWE, NGLS, WES, RGP, ACMP, PVR, DPM, CPNO,
APL, XTEX, EROC, CMLP, MMLP, SMLP, SXE and AMID; Large Cap Diversified includes KMP, EPD, WPZ, ETP, PAA, OKS and EEP.
(1)   Excludes EPB (112%, 64%), MMP (52%, 129%) and SXL (92%, 278%) , in addition to firms that were not public on 1/1/08, including MPLX, OILT, TLLP, RRMS, NRGM, PNG, NKA, WES, ACMP, SMLP, SXE and AMID.
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)
(2)

NM represents the ticker was not public on 1/1/08 or 1/1/2012, or both.  IPO dates were10/26/12 for MPLX,  7/14/11 for OILT, 4/20/11 for TLLP, 12/9/11 for RRMS, 12/16/11 for NRGM, 4/30/10 for PNG, 5/12/10 for NKA, 6/27/12 for EQM, 5/9/08 for WES, 7/29/10 for
ACMP, 9/28/12 for SMLP,11/2/12 for SXE and 7/27/11 for AMID.

WES
MWE
DPM
NGLS
SMLP
APL
RGP
XTEX
MMLP
CMLP
EROC
PVR
EQM
SEP
NRGY
NRGM
PNG
TCP
BWP
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0%
0.90 0.95 1.00 1.05 1.10 1.15 1.20 1.25 1.30x
Natural Gas G&P Natural Gas T&S
Stability Profile
Source: FactSet.  Market data as of 4/26/2013.
Note: Liquids T&S includes MMP, SXL, BPL, NS, GEL, HEP, MPLX, GLP, OIL, TLLP, TLP, BKEP and RRMS; Natural Gas T&S includes EPB, BWP, SEP, NRGY, TCP, NRGM, PNG, NKA and EQM; Natural Gas G&P includes MWE, NGLS, WES, RGP, ACMP, PVR, DPM, CPNO, APL, XTEX, EROC, CMLP, MMLP, SMLP, SXE and AMID; Large Cap Diversified includes KMP,
EPD, WPZ, ETP, PAA, OKS and EEP.
Coverage vs. Current Yield
Firm Value vs. Current Yield
SEP
TCP
NRGY
NRGM
PNG
EQM
NKA
MWE
WES
ACMP
NGLS
RGP
DPM
CPNO
PVR
APL
XTEX
EROC
CMLP
MMLP
SMLP
SXE
AMID
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0
Firm Value ($bn)
Natural Gas T&S Natural Gas G&P
2013 Coverage (x)
3
1.0x
Firm Value ($bn)
Debt /
2012E EBITDA
Avg. Current Yield
MMP $13.4 3.1x 3.8%
SXL 10.7 2.4 3.4
BPL 8.3 4.9 6.7
NS 7.1 6.2 8.7
GEL 4.8 3.1 4.1
HEP 3.5 4.5 4.8
MPLX 2.3 0.1 2.7
GLP 1.9 8.0 6.4
OILT 1.8 0.7 3.1
TLLP 2.3 4.5 3.3
TLP 0.8 2.5 5.4
BKEP 0.7 3.2 5.2
RRMS 0.9 0.1 4.2
EPB 16.7 3.8 5.8
BWP 11.2 4.7 7.0
SEP 5.8 3.1 5.2
NRGY 3.2 1.9 5.4
TCP 3.2 3.4 6.7
NRGM 3.1 3.5 6.3
PNG 2.5 4.8 6.3
NKA 1.3 5.8 9.3
EQM 1.5 0.0 3.4
MWE 11.7 5.3 5.3
NGLS 9.5 3.1 6.0
WES 11.6 3.3 3.7
RGP 8.6 5.0 7.1
ACMP 11.0 5.3 4.6
PVR 4.6 4.2 8.9
DPM 6.1 4.8 5.9
CPNO 4.9 4.6 5.6
APL 3.4 4.3 6.6
XTEX 3.1 4.4 7.4
EROC 2.7 3.7 8.7
CMLP 2.5 3.7 8.5
MMLP 1.7 3.3 7.6
SMLP 1.6 1.6 6.1
SXE 0.7 4.4 7.5
AMID 0.3 4.1 9.2
KMP 81.1 3.6 5.8
EPD 71.4 3.8 4.4
WPZ 40.0 3.5 6.4
ETP 58.5 5.8 7.3
PAA 36.1 3.5 3.9
OKS 21.0 3.6 5.3
EEP 17.4 4.9 7.4
3.3x
3.5x
4.1x
4.1x

Company Specific Performance
Liquids T&S Gas T&S Gas G&P Large Cap Diversified
Source: FactSet.  Market data as of 4/26/2013.
4
YTD Price Performance
2012 Price Performance
Ticker Company Name Ticker Company Name
NM
NM
NM
NM
(32%)
(29%)
(26%)
(26%)
(25%)
(25%)
(19%)
(16%)
(15%)
(15%)
(13%)
(12%)
(10%)
(10%)
(10%)
(8%)
(7%)
(6%)
(6%)
(6%)
(2%)
0%
1%
2%
2%
7%
8%
13%
15%
16%
16%
17%
22%
23%
23%
25%
26%
27%
33%
36%
53%
(11%)
(5%)
(1%)
6%
9%
12%
12%
12%
13%
13%
14%
15%
16%
17%
18%
19%
19%
19%
20%
21%
21%
21%
21%
21%
22%
22%
23%
23%
24%
24%
25%
26%
27%
29%
31%
31%
32%
33%
35%
36%
38%
38%
39%
39%
40%
GLP Global Partners LP RRMS Rose Rock Midstream L.P.
SMLP Summit Midstream Partners LP OILT Oiltanking Partners LP
AMID American Midstream Partners LP TLLP Tesoro Logistics LP
EQM EQT Midstream Partners LP GEL Genesis Energy L.P.
NKA Niska Gas Storage Partners LLC SXL Sunoco Logistics Partners L.P.
BPL Buckeye Partners L.P. MMP Magellan Midstream Partners L.P.
BKEP Blueknight Energy Partners LP PAA Plains All American Pipeline L.P.
GEL Genesis Energy L.P. NKA Niska Gas Storage Partners LLC
OILT Oiltanking Partners LP HEP Holly Energy Partners L.P.
MMLP Martin Midstream Partners L.P. NRGM Inergy Midstream LP
TLLP Tesoro Logistics LP GLP Global Partners LP
CPNO Copano Energy L.L.C. ACMP Access Midstream Partners LP
SXL Sunoco Logistics Partners L.P. WES Western Gas Partners LP
PAA Plains All American Pipeline L.P. TLP Transmontaigne Partners L.P.
NGLS Targa Resources Partners L.P. EPD Enterprise Products Partners L.P.
TLP Transmontaigne Partners L.P. EPB El Paso Pipeline Partners L.P.
MPLX MPLX LP PVR PVR Partners L.P.
XTEX Crosstex Energy L.P. PNG PAA Natural Gas Storage L.P.
RRMS Rose Rock Midstream L.P. BKEP Blueknight Energy Partners LP
MMP Magellan Midstream Partners L.P. NGLS Targa Resources Partners L.P.
WES Western Gas Partners LP SEP Spectra Energy Partners L.P.
EPD Enterprise Products Partners L.P. KMP Kinder Morgan Energy Partners L.P.
BWP Boardwalk Pipeline Partners L.P. ETP Energy Transfer Partners L.P.
SEP Spectra Energy Partners L.P. OKS ONEOK Partners L.P.
MWE MarkWest Energy Partners L.P. MWE MarkWest Energy Partners L.P.
ACMP Access Midstream Partners LP CPNO Copano Energy L.L.C.
HEP Holly Energy Partners L.P. MMLP Martin Midstream Partners L.P.
RGP Regency Energy Partners L.P. BWP Boardwalk Pipeline Partners L.P.
NS NuSTAR Energy L.P. XTEX Crosstex Energy L.P.
NRGY Inergy L.P. DPM DCP Midstream Partners L.P.
PNG PAA Natural Gas Storage L.P. RGP Regency Energy Partners L.P.
EROC Eagle Rock Energy Partners L.P. TCP TC PipeLines L.P.
TCP TC PipeLines L.P. APL Atlas Pipeline Partners L.P.
EPB El Paso Pipeline Partners L.P. EEP Enbridge Energy Partners L.P. Cl A
ETP Energy Transfer Partners L.P. WPZ Williams Partners L.P.
APL Atlas Pipeline Partners L.P. AMID American Midstream Partners LP
DPM DCP Midstream Partners L.P. NS NuSTAR Energy L.P.
KMP Kinder Morgan Energy Partners L.P. NRGY Inergy L.P.
NRGM Inergy Midstream LP EROC Eagle Rock Energy Partners L.P.
CMLP Crestwood Midstream Partners LP BPL Buckeye Partners L.P.
WPZ Williams Partners L.P. CMLP Crestwood Midstream Partners LP
EEP Enbridge Energy Partners L.P. SXE Southcross Energy Partners L.P.
OKS ONEOK Partners L.P. SMLP Summit Midstream Partners LP
PVR PVR Partners L.P. EQM EQT Midstream Partners LP
SXE Southcross Energy Partners L.P. MPLX MPLX LP
Liquids T&S
Peer Average:
17%
Natural Gas G&P
Peer Average:
(9%)
Alerian Index:
(1%)
Large Cap
Peer Average:
(3%)
Natural Gas T&S
Peer Average:
(1%)
Large Cap
Peer Average:
12%
Natural Gas T&S
Peer Average:
20%
Liquids T&S
Peer Average:
27%
Natural Gas G&P
Peer Average:
18%
Alerian Index:
18%

Note: Included comparable companies under $15.0bn in firm value.
(1) Firm Value adjusted for GP interest. If public, GP interest is based on market value; non-public GP interest is based on LP Equity Value, grossed-up for GP% of cash flows.
(2) EBITDA represents 2013 stand alone EBITDA combined with assumed $5 mm of synergies (representing 6 months of 2013 assumed synergies).
2013 EBITDA ($mm)
Firm Value ($bn)
(1)
$6.1
$8.6
$3.4
$4.6
$5.6
$5.8
$11.0
$11.2
$11.6
$11.7
$9.5
$3.1
$3.2
$3.2
$1.5
$3.1
$2.7
$2.5
$2.5
$1.6
$1.7
0.0
3.0
6.0
9.0
12.0
$15.0
MWE WES BWP ACMP NGLS RGP DPM SEP PF PVR APL TCP NRGY NRGM XTEX EROC PNG CMLP MMLP SMLP EQM
Median = $4.6
Median = $3.2
Natural Gas T&S Natural Gas G&P
$124 $122
$173
$143
$178
$194
$90
$273
$237
$201
$474
$776
$754
$660
$561
$355
$348
$331
$285
$435
$373
0
200
400
600
800
$1,000
NGLS BWP MWE RGP ACMP WES PF PVR DPM SEP EROC APL XTEX TCP NRGM NRGY CMLP MMLP SMLP PNG EQM
Median = $348.2
Median = $194.3
Natural Gas T&S Natural Gas G&P
(2)
5.3% 3.7% 7.0% 4.6% 6.0% 7.1% 5.9% 5.2% NA 8.9% 6.6% 6.7% 5.4% 6.3% 7.4% 8.7% 6.3% 8.5% 7.6% 6.1% 3.4%
Current
Yield
6.0% 7.0% 5.3% 7.1% 4.6% 3.7% NA 8.9% 5.9% 5.2% 8.7% 6.6% 7.4% 6.7% 6.3% 5.4% 8.5% 7.6% 6.1% 6.3% 3.4%
Current
Yield
Selected Trading Comparables

5.3% 4.6% 7.1% 5.9% 6.3% 7.0% 7.4% 6.6% 8.9% 8.7% 8.5% NA 6.3% 6.7% 7.6% 3.7% 5.2% 6.0% 5.4% 6.1% 3.4%
Natural Gas T&S  Natural Gas G&P
5.3% 3.7% 4.6% 3.4% 5.4% 6.6% 7.4% 6.0% NA 5.9% 6.1% 8.5% 7.1% 6.3% 5.2% 8.9% 8.7% 6.3% 7.6% 6.7% 7.0%
4.4x
4.7x
3.7x
3.7x
4.2x
4.3x
4.8x
5.0x
5.3x
5.3x
4.8x
3.4x
3.5x
3.5x
0.0x
3.3x
3.3x
3.1x
3.1x
1.6x
1.9x
0.0
1.0
2.0
3.0
4.0
5.0
6.0x
MWE ACMP RGP DPM PNG BWP XTEX APL PVR EROC CMLP PF NRGM TCP MMLP WES SEP NGLS NRGY SMLP EQM
Median = 3.4x
Median = 4.2x
1.5%
0.5%
3.4%
2.6%
3.5%
3.9%
0.0%
7.6%
5.0%
4.0%
12.5%
20.4%
17.7%
15.7%
14.9%
8.6%
8.3%
8.3%
8.0%
11.6%
9.8%
0.0
5.0
10.0
15.0
20.0
25.0%
MWE WES ACMP EQM NRGY APL XTEX NGLS PF DPM SMLP CMLP RGP NRGM SEP PVR EROC PNG MMLP TCP BWP
Median = 8.3%
Median = 3.9%
2013 - 2015 Distribution Growth (%)
Natural Gas  T&S Natural Gas G&P
Debt / 2013 EBITDA (x)
Note: Included comparable companies under $15.0bn in firm value.
(1) 2013 EBITDA represents full year NRGM and CMLP stand alone EBITDA including assumed $5mm of synergies (representing 6 months of 2013 assumed synergies).
(1)
Current
Yield
Current
Yield
Rating Ba2/
BB
Ba2/
BB-
Ba3/
BB
NR/
BBB-
NR
Baa/
BBB
B1/
B+
B1/
B+
Ba3/
B+
B1/
B
B3/
B
Ba3/
BB
Ba3/
BB
Baa/
BBB
B1/
B+
Baa/
BBB-
Baa/
BBB
Ba2/
BB
Ba3/
NR
NR NR
Selected Trading Comparables (Cont’d)

95%
95%
89%
93%
94%
95%
98% 98%
100%
100%
97%
80% 82%
87%
70%
61%
36%
55%
21%
33%
0.0
20.0
40.0
60.0
80.0
100.0%
NRGY ACMP SMLP CMLP WES BWP PNG SEP TCP PF NRGM XTEX EQM PVR RGP MWE DPM NGLS APL EROC MMLP
Median = 70.0%
Median = 94.5%
Natural Gas T&S  Natural Gas G&P
Current Yield (%)
Natural Gas T&S Natural Gas G&P
% Fee Based
NA
Current
Yield
5.4% 4.6% 6.1% 8.5% 3.7% 7.0% 6.3% 5.2% 6.7% NA 6.3% 7.4% 3.4% 8.9% 7.1% 5.3% 5.9% 6.0% 6.6% 8.7% 7.6%
Note: Included comparable companies under $15.0bn in firm value.
Selected Trading Comparables (Cont’d)
7
3.7%
3.4%
5.2%
4.6%
5.3%
5.4%
6.1%
6.0% 5.9%
7.4%
8.9%
8.7%
8.5%
7.6%
6.7%
6.6%
6.3%
6.3%
7.1%
7.0%
0.0
2.0
4.0
6.0
8.0
10.0%
PVR EROC CMLP MMLP XTEX RGP BWP TCP APL PNG NRGM SMLP NGLS DPM NRGY MWE SEP ACMP WES EQM
Median = 6.6%
Median = 6.3%

Relative Positioning
Top 25%
Top 50% Bottom 50% Bottom 25%
(1) EBITDA  represents combined 2013 stand alone EBITDA with assumed $5 mm of synergies (representing 6 months of 2013 assumed synergies).
(1)
8
Current Size
Yield Ticker FV 2013 EBITDA 13-15 Dist Growth Debt / 2013 EBITDA % Fee Based Geo Diversity Product Diversity 2013E Coverage
5.3% MWE $11,720.8 $659.9 20.4% 5.3x 61% 1.00x
3.7% WES 11,601.7 435.1 17.7 3.3 97 1.08
7.0%
BWP
11,177.8 754.2 0.0 4.7 95 0.96
4.6%
ACMP
10,966.3 474.3 15.7 5.3 100 1.32
6.0% NGLS 9,453.9 776.1 8.6 3.1 36 1.08
7.1% RGP 8,558.4 561.4 5.0 5.0 70 1.06
5.9% DPM 6,115.9 348.2 8.3 4.8 55 1.02
5.2% SEP 5,772.6 331.2 3.9 3.1 95 1.02
8.9% PVR 4,640.1 355.0 3.5 4.2 80 1.10
6.6%
APL
3,445.3 272.7 11.6 4.3 33 1.12
6.7%
TCP
3,237.5 201.0 0.5 3.4 94 1.01
7.4% XTEX 3,061.7 236.6 9.8 4.4 87 1.01
8.7% EROC 2,677.2 284.8 3.4 3.7 21 1.11
6.3% PNG 2,546.6 121.6 2.6 4.8 95 1.03
7.6% MMLP 1,662.4 142.8 1.5 3.3 NA 0.94
6.1% SMLP 1,562.3 123.7 8.0 1.6 98 1.18
3.4%
EQM
1,512.3 90.0 14.9 0.0 82 1.17
6.3% NRGM 3,101.1 194.3 4.0 3.5 89 1.09
8.5%
CMLP
2,516.0 173.3 7.6 3.7 98 0.95
NA PF 5,617.1 372.5 8.3 3.5 93 1.09

Selected Transactions – Yield Performance
Kinder Morgan  /
Santa Fe Pacific Pipeline
10/20/1997
Enterprise Products  /
Gulfterra
12/14/2003
Valero LP  /
Kaneb Pipeline Partners
11/1/2004
Plains All American/
Pacific energy
06/12/2006
Enterprise Products/
Teppco
06/29/2009
Enterprise Products/
Duncan Energy
02/23/2011
Kinder Morgan/
Copano
01/29/2013
(1) Equity value one day prior to announcement.
(2) Weighted average yield calculated as the indicative yield weighted by the equity value of the acquirer and target one day before announcement.
(2) (1)
Yield
Equity Value Pre Annoucement Post Announcement T+1 Month T+3 Month T+6 Month
Acquirer $550 5.1% 5.2% 5.7% 5.3% 5.6% 6.5%
Target 962 7.3
Acquirer $4,828 6.4% 6.3% 6.1% 6.5% 6.9% 6.6%
Target 2,799 7.0
Acquirer $1,295 5.7% 5.6% 5.5% 5.2% 5.1% 7.8%
Target 889 10.9
Acquirer $3,562 6.1% 6.4% 6.3% 6.3% 5.5% 6.4%
Target 1,261 7.1
Acquirer $11,571 8.6% 8.7% 7.9% 7.8% 6.8% 8.9%
Target 3,169 10.1
Acquirer $36,869 5.4% 5.5% 5.4% 5.5% 5.3% 5.4%
Target 1,880 5.5
Acquirer $22,665 5.8% 5.9% 5.9% 5.8% NA 5.9%
Target 2,639 6.9
Weighted
Avg
Indicative
Yield

$27.19
$23.75
$27.48
$31.81
0.00
10.00
20.00
30.00
$40.00
8.5% Current
CMLP
7.4% Midpoint 7.3% WA 6.3% Current
NRGM
$23.16
$20.23
$23.52
$27.09
0.00
10.00
20.00
30.00
$40.00
8.5% Current
CMLP
7.4% Midpoint 7.3% WA 6.3 % Current
NRGM
$24.70
$21.57
$25.08
$28.89
0.00
10.00
20.00
30.00
$40.00
8.5% Current
CMLP
7.4% Midpoint 7.3% WA 6.3% Current
NRGM
$33.90
$28.88
$25.31
$28.98
0.00
10.00
20.00
30.00
$40.00
8.5% Current
CMLP
7.4% Midpoint 7.4% WA 6.3% Current
NRGM
Illustrative Pro Forma Yield Valuation Impact
0.0%
Premium to Estimated Price
Current Price: $24.07
0.0%
0.0%
0.0%
Current
Illustrative Potential Value (3)
2013
2014
2015
2013E Illustrative Unit Price: $24.10
2014E Illustrative Unit Price: $24.64
2015E Illustrative Unit Price: $27.91
Current Price
2013 Est.
Price
2014 Est.
Price
2015 Est.
Price
(1) (2)
Note: Management forecasts of combined companies with assumed synergies of $10mm, $15mm and $20mm in 2013, 2014 and 2015 respectively.
(1) Midpoint yield calculated as the average of CMLP and NRGM yield for relevant period.
(2) Weighted average yield calculated as the average of current yield weighted by the annual estimated total distributable cash flow of CMLP and NRGM.
(3) Illustrative potential value calculated as post transaction distribution per unit to CMLP capitalized at the indicated yields. Illustrative unit price calculated as standalone CMLP distribution in given year capitalized at current  indicative yield.
10
21.5%
(9.3%)
29.1%
(3.6%)
(10.5%)
(16.0%)
12.6%
19.9%

Note: Business Risk carries
slightly greater weight for
investment grade companies and
Financial Risk for speculative
grade companies
FINANCIAL RISK PROFILE
BUSINESS RISK
PROFILE
Minimal Modest Intermediate Significant Aggressive
Highly
Leveraged
Excellent AAA AA A A- BBB -
Strong AA A A- BBB BB BB-
Satisfactory A- BBB+ BBB BB+ BB- B+
Fair - BBB- BB+ BB BB- B
Weak - - BB BB- B+ B-
Vulnerable - - - B+ B CCC+
Financial Risk
Indicative Ratios*:
FFO / Total Debt
Total Debt / Capital
Total Debt / EBITDA
>60%
<25%
<1.5x
45 – 60%
25 – 35%
1.5 – 2.0x
30 – 45%
35 – 45%
2.0 – 3.0x
20 – 30%
45 – 50%
3.0 – 4.0x
12 – 20%
50 – 60%
4.0 – 5.0x
<12%
>60%
>5.0x
Positioning in the S&P Rating: Business and Financial Risk Matrix
Total size and growth
characteristics of
addressable market
Competitive
landscape and
industry dynamics
Scope and scale of
firm’s operations
Customer mix and
diversity (both
geographic and
product)
Revenue visibility
New product/service
potential
Role of M&A
Business Risk Factors
NRGM CMLP
Likely PF Risk Profiles
11
NRGM is currently rated ‘BB’ with a ‘Fair’ business risk profile and ‘Significant’ financial risk profile while CMLP is rated ‘B’ with a ‘Weak’ business risk profile and ‘Aggressive’ financial risk profile.  The pro forma entity will likely receive a ‘BB’ range with a ‘Fair’ to ‘Weak’ business risk profile and ‘Significant’ financial risk profile.
Source: S&P's RatingsDirect - "Industrials' Business Risk/Financial Risk Matrix - A Fundamental Perspective On Corporate Ratings" (Apr 7, 2005), updated in “Criteria Methodology:
Business Risk/Financial Risk Expanded” (May 27, 2009). Ranges based on “Adjusted Ratios”.
Financial Risk refers to both current adjusted leverage ratios as well as management risk tolerance considerations, the firm’s access to capital markets, liquidity profile, nature and flexibility of investment needs, potential exposure to litigation, and other contingencies.
Rating matrix should be treated as a general guideline, rather than a precise tool. S&P indicates that outcomes will typically fall within one notch on either side of the indicated
rating, but larger variations may still occur

We estimate that the pro forma entity will likely be rated in the ‘Ba3’ range
The pro forma entity’s credit ratings will likely be driven by increased scope and scale, a large portion of cash flow coming from fee-based contracts, strong geographic and customer diversity and a balanced exposure to liquids and natural gas
In its November 2012 NRGM credit opinion, Moody’s stated that “sustained leverage greater than 4.5x due to deteriorating operating performance or a material leveraging transaction, or weakness in liquidity could result in a rating downgrade”
Moody’s Credit Rating Assessment
NRGM Moody’s Rating Assessment
Pro forma for the transaction, NRGM will likely have stronger credit quality, however, somewhat elevated leverage levels (assuming agencies consolidate HoldCo-level debt) could limit the initial upside to ratings.
Note:  Metrics adjusted to for operating leases.  Pro forma scenario assumes Moody’s consolidated debt at Crestwood Holdings and NRGY.  PF 2013 EBITDA represents full year NRGM, NRGY and CMLP standalone EBITDA, including $5mm in synergies.
Factors Weights SA 2013E PF 2013E PF 2014E
Matrics Score Matrics Score Matrics Score Aa A Baa Ba B
Factor1: Scale 30% Ba Ba Baa
PP&E (US$ MM) 15 Ba Ba Baa Baa Baa Baa $10,000 $5,000 $2,500 $1,000 $300
EBITDA (US$ MM) 15 $298 Ba $492 Ba $584 Baa 2,000 1,000 500 200 50
Factor2: Business Risk 30% Baa Ba Ba
Est. Price & Volume Risk Exposure 30 Baa Baa Ba Ba Ba Ba
Factor3: Financial Leverage & Distribution Profile 40% B B Ba
EBITDA / Interest Expense 15 3.9x Ba 3.2x Ba 3.7x Ba 12.0x 8.0x 4.0x 2.0x 1.0x
Debt / EBITDA 15 4.4 Ba 5.1 B 4.5 Ba 1.0 2.5 3.5 5.0 7.0
(FFO - Maintenance CAPEX) / Distributions 10 0.9 Caa 1.1 B 1.1 B 5.0 2.0 1.4 1.2 1.0
Implied Rating Ba2 Ba2 Ba1
Actual Rating Ba3

3.1% 3.4% 3.3% 3.3% 4.2% 4.1% NA 5.5% 4.4% 4.2% 6.4% 5.6% 5.5% 7.0% 6.7% 3.6% 6.6% 5.7% NR NR NR
9
7
10
11
12
12
12
16
22
22
21
20
15 15
14
13
16
15
0
5
10
15
20
25
BWP TCP SEP WES NGLS MWE PF NRGM ACMP RGP PVR APL XTEX MMLP EROC DPM CMLP NRGY SMLP PNG EQM
Credit Rating
(1)
Natural Gas T&S  Natural Gas G&P
14
Ratings Assessment
Source: Public filings, Wall Street research, FactSet.
Note: Market data as of 04/26/2013. CMLP YTW: 6.36%. NRGM YTW: 4.97%.
(1) Moody’s Ratings: Baa2 = 11,Baa3 = 10, Ba1 = 9, Ba2 = 8, Ba3 = 7, B1 = 6, B2 = 5, B3 = 4, Caa1 = 3, Caa2 = 2, Caa3 = 1
S&P Ratings: BBB = 11, BBB- = 10, BB+ = 9, BB = 8, BB- = 7, B+ = 6, B = 5, B- = 4, CCC+ = 3, CCC = 2, CCC- = 1
NR NR NR
Rating
Baa/
BBB
Baa/
BBB
Baa/
BBB
Baa/
BBB-
Ba2/
BB
Baa/
BBB
Ba3/
BB
Ba3/
BB
Ba2/
BB-
Ba3/
BB
B3/
B+
B1/
B+
B1/
B+
B1/
B+
B1/
B
NR/
BBB-
B3/
B
Ba3/
NR
NR NR NR
YTW

Appendix

Wall Street Research, February 28, 2012
Wall Street Research, August 7, 2012
Wall Street Research, November 14, 2012
Wall Street Research, November 7, 2012
Wall Street Research, Janurary 10, 2013
Quicksilver Continues to Weigh on Valuation
14
“Although CMLP has diversified its cash flow, Quicksilver Resources still comprises approximately 60% of the partnership’s revenue and CMLP remains heavily reliant on KWK’s Barnett drilling program for growth.
Additionally, KWK has faced investor concern over its debt levels and capex outspend, although the company has committed to living within its cash flow and reducing its leverage. Any deterioration of KWKs’ financial position or direction of resources away from the Barnett could impact the financial results of CMLP.”
‘‘While CMLP’s current 9.5% distribution yield indicates a steep discount relative to its peers, we believe this is justified by longer-term risks to CMLP’s growth potential such as 1) material exposure to Quicksilver Resources (KWK) despite diversification and 2) a lack of minimum volume commitments (MVCs) at a majority of its assets.’’
‘‘We expect CMLP's valuation to improve as investors better appreciate the partnership's growing geographic footprint, stable cash flow (98% fee-based), strong sponsor support, and potential upside tied to future acquisitions and organic investments.’’
‘‘Our Neutral rating is supported by our view that near-term performance remains uncertain due to lack of visibility regarding the partnership’s
2013 throughput volumes….however, management continues to take significant steps that should ultimately strengthen the partnership longer-term, including the recent CMM drop-down, a new strategy focused on greenfield development, and continued investment of capital toward CMLP’s growing gathering assets in the
Marcellus Shale and liquids-rich Granite Wash.’’
‘‘Facing capital constraints in the current low gas price environment, KWK will be scaling back activity in the Barnett until it can raise capital for further development in the region. As a result of this volume uncertainty, in addition to the partnership’s relatively high leverage and low distribution coverage, we remain cautious on our outlook on CMLP.’’

Ownership Profile
CMLP Ownership Profile
As of 4/26/2013
Source: FactSet.
Note: Market value as of 4/26/13.
NRGM Ownership Profile
As of 4/26/2013
= Overlapping Investor Base
Units Mkt Value
Top Institutional Holders (mm) ($mm) % O/S
Kayne Anderson Capital Advisors LP 5,807.7 $139,791 12.7%
Tortoise Capital Advisors LLC 2,676.2 64,416 5.9
ClearBridge Investments LLC 2,481.3 59,726 5.4
Center Coast Capital Advisors LP 2,463.6 59,299 5.4
Tiverton Asset Management LLC 600.0 14,442 1.3
JPMorgan Securities LLC 507.1 12,206 1.1
UBS Global Asset Management 279.4 6,726 0.6
Citigroup Global Markets Inc. (Broker) 193.1 4,649 0.4
Wells Fargo Advisors LLC 151.4 3,644 0.3
Fidelity Management & Research Co. 95.3 2,295 0.2
Credit Suisse Securities (USA) LLC (Broker) 87.8 2,113 0.2
First Trust Advisors LP 71.3 1,716 0.2
Advisors Asset Management, Inc. 68.1 1,639 0.2
Morgan Stanley Smith Barney LLC 60.2 1,449 0.1
Fort Washington Investment Advisors, Inc. 60.0 1,444 0.1
BOKF, NA 58.0 1,397 0.1
First Manhattan Co. 50.3 1,210 0.1
Savitr Capital LLC 45.0 1,083 0.1
BNY Mellon Asset Management 40.2 967 0.1
Goldman Sachs Asset Management LP 35.7 859 0.1
Top 20 Institutional Holders 15,831.7 $381,069 34.6%
Total Overlapping Units 8,878.6 $213,707 19.4%
15
Units Mkt Value
Top Institutional Holders (mm) ($mm) % O/S
Kayne Anderson Capital Advisors LP 8,657.6 $216,181 10.1%
Neuberger Berman LLC 3,720.2 92,893 4.3
Tortoise Capital Advisors LLC 3,123.2 77,986 3.6
Eagle Global Advisors LLC 1,894.9 47,317 2.2
OppenheimerFunds, Inc. 1,617.8 40,397 1.9
OFI Steelpath, Inc. 1,600.6 39,967 1.9
Advisory Research, Inc. 929.3 23,204 1.1
Magnetar Financial LLC 833.3 20,808 1.0
Fidelity Management & Research Co. 603.9 15,079 0.7
Mason Street Advisors LLC 490.2 12,240 0.6
Salient Capital Advisors LLC 277.9 6,938 0.3
Credit Suisse Securities (USA) LLC (Broker) 246.5 6,156 0.3
JPMorgan Chase Bank NA 216.2 5,399 0.3
Merrill Lynch, Pierce, Fenner & Smith, Inc. 148.2 3,701 0.2
Glenmede Investment Management LP 53.2 1,327 0.1
Oxford Asset Management LLP 46.7 1,167 0.1
Stifel, Nicolaus & Co., Inc. 30.8 769 0.0
Morgan Stanley Investment Management, Inc. 30.3 757 0.0
Morgan Stanley Smith Barney LLC 26.2 655 0.0
Wells Fargo Advisors LLC 23.0 575 0.0
Top 20 Institutional Holders 24,570.1 $613,516 28.6%
Total Overlapping Units 12,680.5 $316,632 14.8%

100%
34%
39%
52%
52%
57%
59%
65%
68%
68%
73%
73%
74%
77%
80%
80%
82%
87%
89%
99%
99%
0
10
20
30
40
50
60
70
80
90
100
BWP PVR MWE APL NGLS EQM NRGY RGP XTEX MMLP PF DPM ACMP TCP EROC SMLP CMLP PNG WES SEP NRGM
% of Shares Held by Public
Public Float
Source: Factset.
Natural Gas T&S  Natural Gas G&P
Current
Yield
7.0% 8.9% 5.3% 6.6% 6.0% 3.4% 5.4% 7.1% 7.4% 7.6% NA 5.9% 4.6% 6.7% 8.7% 6.1% 8.5% 6.3% 3.7% 5.2% 6.3%

Natural Gas Transportation and Storage Contract Mix

Uncontracted
10%
Firm
95%
Uncontracted
5%
Interruptible
2%
Uncontracted
3%
Firm
95%
Interruptible
5%
Firm
95%
Firm
90%
Firm
82%
Interruptible
18%
Uncontracted
9%
Firm
91%
Firm
94%
Uncontracted
4%
Interruptible
2%

(1) Fee based includes hybrid.
Gathering and Processing Contract Mix

(1)
Unhedged
3%
Fee-based
97%
Other
20%
Fee-based
80%
Fee-based
87%
Unhedged
13%
Fee-based
98%
Other
2%
Fee-based
61%
Hedged
27%
Unhedged
12%
POP
43%
Fee-based
36%
Keep
Whole
21%
Variable
2%
Fee-based
98%
Un Hedged
10%
Hedged
20%
Fee-based
70%
Fee-based
55%
Other
45%
Fee-Based
100%
Fee-based
33%
Keep
Whole
13%
POP
54%
POP
51%
Fixed
Recovery
15%
Fee-based
21%
POI
13%

© 2013 Citigroup Global Markets Inc.  Member SIPC.  All rights reserved. Citi and Citi and Arc Design are trademarks and service marks of Citigroup Inc. or its affiliates and are used and registered throughout the world.
efficiency, renewable energy and mitigation
IRS Circular 230 Disclosure:  Citigroup Inc. and its affiliates do not provide tax or legal advice.  Any discussion of tax matters in these materials (i) is not intended or written to be used, and cannot be used or relied upon, by you for the purpose of avoiding any tax penalties and (ii) may have been written in connection with the "promotion or marketing" of any transaction contemplated hereby ("Transaction"). Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor.
In any instance where distribution of this communication is subject to the rules of the US Commodity Futures Trading Commission (“CFTC”), this communication constitutes an invitation to consider entering into a derivatives transaction under U.S. CFTC Regulations §§ 1.71 and 23.605, where applicable, but is not a binding offer to buy/sell any financial instrument.
However, this is not a recommendation to enter into any swap with any counterparty or a recommendation of a trading strategy involving a swap.  Prior to recommending a swap or a trading strategy involving a swap to you, Citigroup would need to undertake diligence in order to have a reasonable basis to believe that the recommended swap or swap trading strategy is suitable for you , obtain written representations from you that you are exercising independent judgment in evaluating any such recommendation, and make certain disclosures to you.
Any terms set forth herein are intended for discussion purposes only and are subject to the final terms as set forth in separate definitive written agreements.  This presentation is not a commitment to lend, syndicate a financing, underwrite or purchase securities, or commit capital nor does it obligate us to enter into such a commitment, nor are we acting as a fiduciary to you. By accepting this presentation, subject to applicable law or regulation, you agree to keep confidential the information contained herein and the existence of and proposed terms for any Transaction.
Prior to entering into any Transaction, you should determine, without reliance upon us or our affiliates, the economic risks and merits (and independently determine that you are able to assume these risks) as well as the legal, tax and accounting characterizations and consequences of any such Transaction.  In this regard, by accepting this presentation, you acknowledge that (a) we are not in the business of providing (and you are not relying on us for) legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with any Transaction, (c) you should receive (and rely on) separate and qualified legal, tax and accounting advice and (d) you should apprise senior management in your organization as to such legal, tax and accounting advice (and any risks associated with any Transaction) and our disclaimer as to these matters.  By acceptance of these materials, you and we hereby agree that from the commencement of discussions with respect to any Transaction, and notwithstanding any other provision in this presentation, we hereby confirm that no participant in any Transaction shall be limited from disclosing the U.S. tax treatment or U.S. tax structure of such Transaction.
We are required to obtain, verify and record certain information that identifies each entity that enters into a formal business relationship with us.  We will ask for your complete name, street address, and taxpayer ID number. We may also request corporate formation documents, or other forms of identification, to verify information provided.
Any prices or levels contained herein are preliminary and indicative only and do not represent bids or offers.  These indications are provided solely for your information and consideration, are subject to change at any time without notice and are not intended as a solicitation with respect to the purchase or sale of any instrument.  The information contained in this presentation may include results of analyses from a quantitative model which represent potential future events that may or may not be realized, and is not a complete analysis of every material fact representing any product.  Any estimates included herein constitute our judgment as of the date hereof and are subject to change without any notice.  We and/or our affiliates may make a market in these instruments for our customers and for our own account.
Accordingly, we may have a position in any such instrument at any time.
Although this material may contain publicly available information about Citi corporate bond research, fixed income strategy or economic and market analysis, Citi policy (i) prohibits employees from offering, directly or indirectly, a favorable or negative research opinion or offering to change an opinion as consideration or inducement for the receipt of business or for compensation; and (ii) prohibits analysts from being compensated for specific recommendations or views contained in research reports.  So as to reduce the potential for conflicts of interest, as well as to reduce any appearance of conflicts of interest, Citi has enacted policies and procedures designed to limit communications between its investment banking and research personnel to specifically prescribed circumstances.
Citi believes that sustainability is good business practice. We work closely with our clients, peer financial institutions, NGOs and other partners to finance solutions to climate change, develop industry standards, reduce our own environmental footprint, and engage with stakeholders to advance shared learning and solutions. Highlights of Citi’s unique role in promoting sustainability include: (a) releasing in
2007 a Climate Change Position Statement, the first US financial institution to do so; (b) targeting $50 billion over 10 years to address global climate change: includes significant increases in investment and financing of renewable energy, clean technology, and other carbon-emission reduction activities; (c) committing to an absolute reduction in GHG emissions of all Citi owned and leased properties around the world by 10% by 2011; (d) purchasing more than 234,000 MWh of carbon neutral power for our operations over the last three years; (e) establishing in 2008 the Carbon Principles; a framework for banks and their U.S. power clients to evaluate and address carbon risks in the financing of electric power projects; (f) producing equity research related to climate issues that helps to inform investors on risks and opportunities associated with the issue; and (g) engaging with a broad range of stakeholders on the issue of climate change to help advance understanding and solutions.
Citi works with its clients in greenhouse gas intensive industries to evaluate emerging risks from climate change and, where appropriate, to mitigate those risks.
Furthermore, nothing in this pitch book is, or should be construed to be, an offer to enter into a swap.